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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                   1-10809               98-0191089
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
      of incorporation)                                    Identification No.)


             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On January 20, 2005, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
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          99.1            Press Release ("XL CAPITAL ANNOUNCES ESTIMATE OF
                          LOSSES FROM INDIAN OCEAN TSUNAMI AND REVISES ESTIMATE
                          OF LOSSES FROM 2004 HURRICANES") dated January 20,
                          2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 20, 2005

                                  XL CAPITAL LTD
                                     (Registrant)


                                  By: /s/ Fiona Luck
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                                      Name:   Fiona Luck
                                      Title:  Executive Vice President,
                                              Global Head of Corporate
                                              Services & Assistant Secretary